Provisions	12 Months Ended
Dec. 31, 2022
Provisions [abstract]
Provisions

28	Provisions

Accounting policy

Provisions for legal claims and judicial deposits

Provisions for legal claims are recognized when there is a combination of the following conditions: (i) the Company has a present legal or constructive obligation as a result of past events; (ii) it is probable (more likely than not) that an outflow of resources will be required to settle the obligation; and (iii) the amount can be reliably estimated. The provisions are periodically estimated, and the likelihood of losses is supported by the Company's legal counsel.

Provisions are measured at the present value of the expenditure expected to be required to settle the obligation using a discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to the passage of time is recognized as Financial expenses.

When a claim is secured by a judicial deposit, the Company offsets the provision with the judicial deposit amount in the consolidated balance sheet. However, the Company also has judicial deposits for claims for which the likelihood of loss is possible or remote and for which no provision is recognized. In such cases, these amounts are recognized as outstanding judicial deposits in the Company’s assets.

Critical accounting estimates and assumptions – Provisions for legal claims

The Company is part of ongoing tax, labor, civil and environmental lawsuits which are pending at different court levels. The provisions for potentially unfavorable outcomes of litigation in progress are established and updated based on management evaluation and require a high level of judgment regarding the matters involved, supported by the positions of external legal advisors. Income tax claims are discussed at the current and deferred income tax section (note 11).

(a)      Changes in the year

					2022	2021
	Tax	Labor	Civil	Environmental	Total	Total
Balance at the beginning of the year	4,535	18,674	703	12,916	36,828	30,896
Additions (i)	4,282	5,016	724	3,126	13,148	33,305
Derecognition of Nexa’s share of Enercan’s provisions – note 4 (ii)	(311)	-	-	-	(311)	-
Reversals	(722)	(3,288)	(409)	(1,065)	(5,484)	(20,132)
Interest accrual	547	1,494	(383)	96	1,754	746
Payments	(802)	(1,936)	(1,180)	(666)	(4,584)	(5,327)
Foreign exchange effects	398	1,117	89	662	2,266	(2,385)
Other	232	(557)	700	(95)	280	(275)
Balance at the end of the year	8,159	20,520	244	14,974	43,897	36,828

(i)	Brazillian Court of Justice ruled against the appeal filed by the Company related with a proceeding in which the tax authorities of the State of Minas Gerais charge VAT applied to interstate sales for manufactured goods with imported content. This decision resulted in a new assessment of the likelihood of this proceeding by the Company in 2022, changing from possible to probable, and according with this change in the evaluation a provision in the amount of USD 3,583 was registered. Currently the proceeding awaits decision by Brazillian Supreme Federal Court and Superior Court of Justice.

(b)     Breakdown of legal claims provisions

The provisions and the corresponding judicial deposits are as follows:

			2022			2021
	Judicial deposits	Provisions	Carrying amount	Judicial deposits	Provisions	Carrying amount
Tax	(1,200)	9,359	8,159	(1,528)	6,062	4,534
Labor	(3,399)	23,919	20,520	(2,752)	21,431	18,679
Civil	-	244	244	(751)	1,451	700
Environmental	-	14,974	14,974	-	12,915	12,915
Balance at the end of the year	(4,599)	48,496	43,897	(5,031)	41,859	36,828

The outstanding judicial deposits of the Company as of December 31, 2022 that are not presented net of the provisions are USD 16,753 (December 31, 2021: USD 5,446).

(c)	Contingent liabilities

Legal claims that have a possible likelihood that an obligation will arise are disclosed in the Company’s financial statements. The Company does not recognize a liability because it is not probable that an outflow of resources will be required or because the amount of the liability cannot be reliably calculated. These legal claims are summarized below:

	2022	2021
Tax (i)	134,637	156,779
Labor (ii)	41,454	36,215
Civil (iii)	16,946	14,618
Environmental (iv)	112,541	97,027
	305,578	304,639

(i)	Comments on contingent tax liabilities

The main contingent liabilities relating to tax lawsuits are discussed below.

Income tax over transfers of shares in Peru

Relates to assessments issued by the SUNAT, where the Company was jointly and severally liable for the payment of income tax by a foreign investor, in a supposed capital gain on transfer of shares. The estimated financial effect of this contingent liability is USD 60,784.

Compensation for exploration for mineral resources

Relates to assessments issued by the Brazilian National Department of Mineral Production for the alleged failure to pay or underpayment of financial compensation for the exploration of mineral resources (“CFEM”). The estimated financial effect of this contingent liability is USD 11,219.

Indirect taxes on sales

Relates to assessments issued by the Brazilian Internal Revenues Service concerning certain credits taken by the Company when calculating those indirect taxes on sales. The estimated financial effect of this contingent liability is USD 3,802.

Value-added tax on sales

Relates to assessments issued by the tax authorities of the State of Minas Gerais concerning the following:

•	Incidence of value-added tax on sales of certain energy contracts. The estimated financial effect of this contingent liability is USD 20,439.

•	The Company was challenged by the tax authorities regarding certain credits to the purchases of property, plant and equipment. The estimated financial effect of this contingent liability is USD 7,046.
(ii)	Comments on contingent labor liabilities

Include several claims filed by former employees, third parties and labor unions and labor public attorney’s office mostly claiming the payment of indemnities related to dismissals, such as overtime, work at night hours, commuting hours, health hazard premiums and hazardous duty premiums, as well as indemnity claims by former employees and third parties based on alleged occupational illnesses, work accidents and payment of social benefits. The individual amount of the claims are not material.

(iii)	Comments on contingent civil liabilities

The main contingent civil liability is related to indemnity lawsuits against the Company alleging property, contractual and general damages/losses. The estimated financial effect of this contingent liability is USD 16,374.

(iv)	Comments on contingent environmental liabilities

The main contingent environmental liabilities in Brazil were filed by fishermen communities against the Company for indemnification, compensation for material and moral damages due to alleged pollution of the São Francisco River close to the Company’s Três Marias operation in Brazil. The estimated financial effect of these contingent liabilities is USD 76,386.